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                                                                    EXHIBIT 10.5


THIS PLAN CONTAINS A PRE-DISPUTE PROVISION TO ARBITRATE ANY AND ALL DISPUTES, AS MORE FULLY DESCRIBED IN SECTION 11(7) HEREOF.

                          CLASSIC COMMUNICATIONS, INC.

                        1999 OMNIBUS STOCK INCENTIVE PLAN

SECTION 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

                  The name of this plan is the Classic Communications, Inc. 1999 Omnibus Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board (defined below) on October 18, 1999, subject to the approval of the stockholders of the Company (defined below), which approval was obtained on December 6, 1999. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to Participants (defined below) that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

                  For purposes of the Plan, the following terms shall be defined as set forth below:

                  (1) "Administrator" means the Board, or if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 2 below.

                  (2) "Board" means the Board of Directors of the Company.

                  (3) "Change of Control" a "Change of Control" shall be deemed to have occurred if:

                           (a) any "person," as such term is used in Sections
13(d) and 14(d) of the Exchange Act (other than the Company or any of its Subsidiaries; any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; any Initial Holder or Permitted Transferee thereof (as defined in the Company's Amended and Restated Certificate of Incorporation); or any company owned, directly or indirectly, by the stockholders of the


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Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 50% or more of the combined voting power of the Company's then outstanding securities; or

                           (b) the stockholders of the Company approve a merger
or consolidation of the Company with any other corporation or entity, other than
(i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than existing stockholders) acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                           (c) the stockholders of the Company approve a plan of
complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

                  (5) "Committee" means the Compensation Committee of the Board or any committee the Board may subsequently appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

                  (6) "Company" means Classic Communications, Inc., a Delaware corporation (or any successor corporation).



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                  (7) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

                  (8) "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or any Parent Corporation or Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Administrator that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from returning to the performance of the Participant's work duties for six months or longer. The date of such Disability shall be the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

                  (9) "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or any Parent Corporation or Subsidiary.

                  (10) "Employee Director" means any director of the Company who is also an employee of the Company, Parent Corporation or any Subsidiary.

                  (11) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (12) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, (A) if the Stock is publicly traded, the closing sale price of a share of Stock on such date, (B) the fair market value of a share of Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of a share of Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

                  (13) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.
                  (14) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.



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                  (15) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

                  (16) "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Share awards or any combination of the foregoing.

                  (17) "Performance Shares" means an award of shares of Stock pursuant to Section 7 below that is subject to restrictions based upon the attainment of specified performance objectives.

                  (18) "Registration Statement" means the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial underwritten public offering of the Company's Stock.

                  (19) "Restricted Stock" means an award granted pursuant to
Section 7 below of shares of Stock subject to certain restrictions.

                  (20) "Stock" means the Class A voting common stock, par value $0.01 per share, of the Company.

                  (21) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to receive an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, over (B) the aggregate exercise price of such right or such portion thereof.

                  (22) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5 below.

                  (23) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock



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possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2.  ADMINISTRATION.

                  The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3") by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

                  Pursuant to the terms of the Plan, the Administrator shall have the power and authority to grant to Eligible Recipients pursuant to the terms of the Plan: (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing. The Administrator shall have the authority:

                           (a) to select those Eligible Recipients who shall be
Participants;

                           (b) to determine whether and to what extent Stock
Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Participants;

                           (c) to determine the number of shares of Stock to be
covered by each such award granted hereunder;

                           (d) to determine the terms and conditions, not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted Stock or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares);

                           (e) to determine the terms and conditions, not
inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock,




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Performance Shares or any combination of the foregoing granted hereunder to
Participants; and

                           (f) to reduce the exercise price of any Stock Option
to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Stock Option has declined since the date such Stock Option was granted.

                  The Administrator shall have the authority, in its sole discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

                  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

                  The total number of shares of Stock reserved and available for issuance under the Plan shall be 2,000,000. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares. The aggregate number of shares of Stock as to which Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, and Performance Shares may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 80% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

                  Consistent with the provisions of Section 162(m) of the Code, as from time to time applicable, to the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.



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                  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, in each case as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right related to any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4.  ELIGIBILITY.

                  Officers, directors and employees of the Company or any Parent Corporation or Subsidiary, and consultants and advisors to the Company or any Parent Corporation or Subsidiary, who are responsible for or are in a position to contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing hereunder. Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Recipients recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares of Stock covered by each such award.

SECTION 5.  STOCK OPTIONS.

                  Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine, which agreement



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shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of such option granted thereunder.

                  The Stock Options granted under the Plan may be of two types:
(i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

                  The Administrator shall have the authority to grant any officer or employee of the Company (including directors who are also officers of the Company) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). Directors who are not officers of the Company, consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

                  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date and shall not, in any event, be less than the par value (if any) of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company, any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                  (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of



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the Company, any Parent Corporation or Subsidiary and an Incentive Stock Option
is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

                  (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the time of grant. The Administrator may provide at the time of grant, in its sole discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine, in its sole discretion.

                  (4) Method of Exercise. Subject to paragraph (3) of this
Section 5, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent (including a promissory note subject to paragraph (5) of this Section 5), as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made (i) by means of any cashless exercise procedure approved by the Administrator, (ii) in the form of unrestricted Stock already owned by the optionee which, (x) in the case of unrestricted Stock acquired upon exercise of an option, have been owned by the optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Stock as to which such Stock Option shall be exercised, or (iii) in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the Stock



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Option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (2) of Section 11 below.

                  The Administrator may require the surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Consistent with the provisions of Section 162(m), to the extent applicable, upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

                  (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its sole discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest at the applicable Federal interest rate or such other rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value (if any) of the shares of Stock covered by the Stock Option, or portion thereof, exercised by the holder, and
(y) any Federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its sole discretion; provided, however, that each loan shall comply with all applicable laws, regulations and



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rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

                  (6) Non-Transferability of Options. Except under the laws of descent and distribution, unless otherwise determined by the Administrator, the optionee shall not be permitted to sell, transfer, pledge or assign any Stock Option, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee; provided, however, that the optionee shall be permitted to transfer one or more Non-Qualified Stock Options to a trust controlled by the optionee during the optionee's lifetime for estate planning purposes.

                  (7) Termination of Employment or Service. If an optionee's employment with or service as a director, consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

                  (8) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an optionee under this Plan and all other option plans of the Company, any Parent Corporation or Subsidiary become exercisable for the first time by the optionee during any calendar year exceeds $100,000 (as determined in accordance with Section 422(d) of the Code), the portion of such Incentive Stock Options in excess of $100,000 shall be treated as Non-Qualified Stock Options.

SECTION 6.  STOCK APPRECIATION RIGHTS.

                  Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made; the number of shares of Stock to be awarded, the exercise price, and all other conditions of Stock Appreciation Rights. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant.



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                  Stock Appreciation Rights granted under the Plan shall be
subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

                  (1) Awards. The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Stock Appreciation Right Agreement") and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.

                  (2) Exercisability.

                           (a) Stock Appreciation Rights that are Free Standing
Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.

                           (b) Stock Appreciation Rights that are Related Rights
("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 above and this
Section 6 of the Plan; provided, however, that a Related Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the option price of such Stock Option; provided, further, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of a Participant's death or Disability prior to the expiration of such six-month period.




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                  (3) Payment Upon Exercise.

                           (a) Upon the exercise of a Free Standing Stock
Appreciation Right, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect of which the Free Standing Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                           (b) A Related Right may be exercised by a Participant
by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

                  (4) Non-Transferability.

                           (a) Free Standing Stock Appreciation Rights shall be
transferable only when and to the extent that a Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

                           (b) Related Stock Appreciation Rights shall be
transferable only when and to the extent that the underlying Stock Option would be transferable under paragraph (6) of Section 5 of the Plan.

                  (5)  Termination of Employment or Service

                           (a) In the event of the termination of employment or
service of a Participant who has been granted one or more Free Standing Stock Appreciation



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Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

                           (b) In the event of the termination of employment or
service of a Participant who has been granted one or more Related Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Stock Options.

                  (6) Term.

                           (a) The term of each Free Standing Stock Appreciation
Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                           (b) The term of each Related Stock Appreciation Right
shall be the term of the Stock Option to which it relates, but no Related Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

SECTION 7.  RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

                  (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) of this Section 7) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to Restricted Stock or Deferred Stock awards shall lapse during the Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. Subject to the requirements of Section 162(m) of the Code, as applicable, the Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the



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same with respect to each recipient. In the sole discretion of the
Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in paragraph (5) of Section 5 of the Plan with respect to the exercise of Stock Options.

                  (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2),
(i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

                  The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

                  With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

                  (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                           (a) Subject to the provisions of the Plan and the
Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted



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Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability.

                           (b) Except as provided in paragraph (2)(a) of this
Section 7, the Participant shall generally have, with respect to shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                           (c) The rights of holders of Restricted Stock,
Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

SECTION 8.  CHANGE OF CONTROL.

                  The following acceleration provisions shall apply in the event of a Change of Control (as defined in this Plan, unless otherwise modified in the agreement evidencing any awards under this Plan). In the event of a Change of Control, unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement evidencing awards under this Plan), but prior to the occurrence of such Change of Control:


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


                  (1) any Stock Appreciation Rights outstanding for at least six months and any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

                  (2) the restrictions applicable to any Restricted Stock, Deferred Stock or Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested; and

                  (3) any indebtedness incurred pursuant to Section 5(5) above shall be forgiven and the collateral pledged in connection with any such loan shall be re leased.

SECTION 9.  AMENDMENT AND TERMINATION.

                  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

                  Stockholder approval under this Section 9 shall only be required with respect to any material amendment at such time and under such circumstances as stockholder approval would be required, at the discretion of the Administrator, under Sections 422 and 162(m) of the Code or other law, rule or regulation to the extent applicable to the Plan.

                  The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 of Plan, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 10.  UNFUNDED STATUS OF PLAN.

                  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 11.  GENERAL PROVISIONS.

                  (1) Shares of Stock shall not be issued pursuant to the exercise of any award granted hereunder unless the exercise of such award and the issuance and delivery of such shares of Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act and the requirements of any stock exchange upon which the Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (2) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

                  All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (3) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval, if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any officer, director, employee, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its officers, directors, employees, consultants or advisors at any time.

                  (4) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The



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


obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

                  (5) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

                  (6) Governing Law. This Plan shall be governed by and construed according to the laws of the State of Delaware without regard to its principles of conflict of laws.

                  (7) Dispute Resolution. The Company and any Participant will use their reasonable best efforts to resolve any dispute under the Plan through good faith negotiations. The Company or any Participant must submit a written notice to any other party to whom such dispute pertains, and any such dispute that cannot be resolved within 30 calendar days of receipt of such notice (or such other period to which the parties may agree) will be submitted to an arbitrator selected by mutual agreement of the parties. In the event that, within 50 days of the written notice referred to in the preceding sentence, a single arbitrator has not been selected by mutual agreement of the parties, a panel of arbitrators (with each party to the dispute being entitled to select one arbitrator and, if necessary to prevent the possibility of deadlock, one additional arbitrator being selected by such arbitrators selected by the parties to the dispute) shall be selected by the parties. Except as otherwise provided herein or as the parties to the dispute may otherwise agree, such arbitration will be conducted (1) in accordance with the then existing rules of the Center for Public Resources ("CPR") and (2) at the Company's corporate headquarters in Austin, Texas. The decision of the arbitrator or arbitrators, or of a majority thereof, as the case may be, made in writing will be final and binding upon the parties thereto as to the questions submitted, and the parties will abide by and comply with such decision. The parties thereto expressly agree and understand that they may not seek and the arbitrator(s) may not award punitive or exemplary damages and any award of any such arbitrator(s) shall be limited to



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compensatory damages. Unless the decision of the arbitrator(s) provides for a different allocation of costs and expenses determined by the arbitrators to be equitable under the circumstances, the prevailing party or parties in any arbitration will be entitled to recover all reasonable fees (including but not limited to attorneys' fees) and expenses incurred by it or them in connection with such arbitration from the nonprevailing party or parties; provided, however, that any and all costs and expenses of CPR necessary and payable prior to any such arbitration shall be allocated equally between the parties, subject to any re- allocation of such costs and expenses by the arbitrator(s). The parties hereto expressly agree and understand that the dispute resolution procedure described above shall the sole and exclusive remedy for any and all disputes arising under or relating to this Plan or the administration thereof.

SECTION 12.  STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN.

                  (1) The grant of any award hereunder shall be contingent upon stockholder approval of the Plan being obtained within twelve (12) months before or after the date the Board adopts the Plan.

                  (2) Subject to the approval of the Plan by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board, the Plan shall be effective as of October 1, 1999 (the "Effective Date").

SECTION 13.  TERM OF PLAN.

                  No Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.




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